UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

Avantor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)

(610) 386-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
6.250% Series A Mandatory Convertible Preferred Stock, $0.01 par value	AVTR PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the mandatory conversion of all the outstanding shares (the “Shares”) of Avantor, Inc.’s (the “Company”) 6.250% Series A Mandatory Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), on May 16, 2022 in accordance with their terms, the Company notified the New York Stock Exchange (“NYSE”) of the conversion and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to report the delisting of the Preferred Stock from the NYSE and to deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 suspending the Company’s reporting obligations with respect to the Preferred Stock under Sections 13 and 15(d) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2022, the Company filed a Certificate of Elimination with respect to the Preferred Stock, which upon filing with the Secretary of State of the State of Delaware (“Delaware Secretary”), eliminated from the Third Amended and Restated Certificate of Incorporation of the Company, as heretofore amended, all matters set forth in the Certificate of Designations (the “Certificate of Designations”) with respect to the Preferred Stock, filed with the Delaware Secretary on May 20, 2019.

A copy of the Certificate of Elimination relating to the Preferred Stock is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

The information set forth in Item 3.01 and Item 5.03 is incorporated by reference into this Item 8.01.

On May 16, 2022, all outstanding Shares of Preferred Stock automatically converted into shares of the Company’s common stock pursuant to the Certificate of Designations. The conversion rate for each Share of Preferred Stock was 3.0395 shares of the Company’s common stock, subject to receipt of cash in lieu of fractional shares. Following the mandatory conversion of the Preferred Stock, there were no outstanding Shares of Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Elimination relating to the 6.250% Series A Mandatory Convertible Preferred Stock

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2022		Avantor, Inc.

	By:	/s/ Justin Miller
Justin Miller
Executive Vice President, General Counsel and Secretary
(Duly Authorized Officer)